UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 29, 2016

Date of reporting period:	March 1, 2015 – August 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Semiannual report 8|31|15

A world of investing.®

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer. (Holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy.) Value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A string of negative developments has kept markets on edge in recent months. Greece’s debt crisis flared, oil prices dropped again, and the People’s Bank of China, in an effort to stem a slumping economy, unexpectedly devalued the yuan. The cumulative effect of these events appeared to contribute to a brief correction in global stock markets during late summer.

Through it all, the U.S. economy has remained resilient, which is likely to prompt the Federal Reserve to raise interest rates for the first time in over a decade. If higher interest rates in the U.S. markets attract global capital, regions outside of the United States could experience greater market volatility and constrained growth.

In contrast, central banks in Europe, Japan, and China appear committed, for the foreseeable future, to low-interest-rate policies to foster growth. The different trajectories of central bank policies may be another source of volatility.

Amid changing market conditions, you may find it reassuring to know that Putnam’s portfolio managers have deep experience and research-driven viewpoints that guide their investment decisions. The interview in the following pages provides you with additional insight into economic and market conditions, as well as a review of your fund’s performance. We also would encourage you to consult with your financial advisor to discuss whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Floating Rate Income Fund

A specialized income fund that focuses primarily on bank loans

Floating-rate bank loans are loans issued by banks to corporations. Interest rates on these loans "float" in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

The fund's managers each have more than 25 years of investment experience

Featured
from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Bank loans rank high in a company's capital structure

HIGHER PROTECTION
BANK LOANS
Have first claims on a company's cash flows; typically backed by collateral.
HIGH-YIELD BONDS
Pay greater income than bank loans to compensate investors for increased credit risk.
CONVERTIBLES
Interest-paying securities that can be exchanged for common stock at a predetermined price.
PREFERRED STOCK
Offers the potential for capital appreciation, and is a higher priority for dividend payments.
COMMON STOCK
Common stock offers capital appreciation potential to investors, but it may or may not pay a dividend.
LESS PROTECTION

Most bank loans are senior secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company's assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company's assets.

2 Floating Rate Income Fund

Floating Rate Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* These returns are from 8/31/04 to 8/31/15 because only data from the month-end following the fund’s inception date (8/4/04) is available.

† The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4	Floating Rate Income Fund

Interview with your fund’s portfolio manager

Paul, what was the market environment like for floating-rate bank loans during the six months ended August 31, 2015?

Bank loans registered a slightly positive return for the period as a whole, with most of the gain concentrated in the first two months of the period. The Barclays U.S. High Yield Loan Index — the fund’s primary benchmark — rose 0.25%, outpacing both high-yield bonds and the broad investment-grade fixed-income market. Compared with high-yield bonds, bank loans benefited from having considerably less exposure to commodity-related sectors during a period when the price of oil and other commodities generally declined.

Bank loans performed well in March and April, aided by reduced supply, moderating retail fund outflows, and robust demand from the issuers of collateralized loan obligations [CLOs] — structured investment vehicles in which business loans are pooled to create a diversified income stream. CLO issuers typically use bank loans in these structured pools. However, performance moderated later in the period. Bank loans declined in June amid increased global volatility that was partly fueled by the debt crisis in Greece, but still held up better than most other asset classes.

In July, as high-yield bonds struggled due to stock market volatility and falling commodity prices, bank loans remained relatively immune to macro gyrations and posted a modest gain. In August, however, a host of

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

Floating Rate Income Fund	5

near-term uncertainties weighed on investor confidence, resulting in an extremely volatile backdrop for both bank loans and high-yield bonds. Stock market volatility intensified, China surprised the financial markets by devaluing its currency amid weakening economic growth, and investors continued to handicap when the Federal Reserve was likely to implement its first interest-rate increase in nearly a decade.

Within the fund’s benchmark for the year-to-date period ended August 31, 2015, higher-quality Ba-rated and split Ba-rated loans generated the best relative performance, while lower-quality Caa-rated loans were the worst performers. From an industry perspective, financials, chemicals, housing, and food/beverages were the top-performing groups. By contrast, metals/mining was by far the poorest-performing category, registering a double-digit decline. The energy industry was the second-worst performer. [Split-rated bonds are those that receive slightly different credit ratings from the major rating agencies.]

For investors who may be new to the fund, can you explain how floating-rate bank loans and high-yield bonds differ?

Many corporations issue both bank loans and high-yield bonds. Bank loans are secured by the issuer’s assets, giving loans a senior position in the firm’s capital structure, whereas high-yield bonds are usually unsecured. This means that in the event of bankruptcy, bank-loan investors will typically be paid back before bondholders, if

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Floating Rate Income Fund

any assets remain available for distribution. Historically, when bankruptcy has occurred, bank-loan investors have been repaid more of their principal than holders of high-yield bonds or other debt instruments. The measure of the rate of repayment is called the “recovery rate.”

The coupons, or stated interest rates, on bank loans are linked to the London Interbank Offered Rate [LIBOR] — a widely used benchmark for short-term lending among banks — and adjust higher or lower at frequent intervals. This feature can potentially make bank loans less subject to interest-rate risk versus longer-term investment-grade or high-yield bonds that carry fixed coupons.

Turning to performance, the fund slightly lagged its primary and secondary benchmarks, but outperformed the average return of its Lipper peer group. What factors had the biggest influence on the fund’s relative performance?

From a sector perspective, the factors that worked against the fund’s performance versus the benchmarks were overall positioning in energy, adverse security selection in diversified media, an underweight in

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Floating Rate Income Fund	7

technology, and lighter-than-benchmark exposure to higher-rated loans. On the positive side, underweight exposure to metals/mining and utilities, along with sizable overweight allocations in gaming/lodging/ leisure and health care, provided the biggest boost to relative results.

In terms of individual holdings, an underweight in Texas-based utility company Energy Future Intermediate Holdings was the top contributor to relative results. We held a lighter-than-benchmark position in the loans issued by the company’s power generation unit due to uncertainty about prospects for improvement in the unit’s cash flow and overall valuation. Additionally, we believed the business had become a less attractive takeover target because of a weaker outlook for the power generation market in Texas.

Additional contributors included overweights in casino operator Yonkers Racing and mortgage-servicing provider Altisource Solutions.

On the downside, we selectively invested in the oil-and-gas industry, but many smaller companies that had tapped the bank-loan market to finance shale drilling projects were hit particularly hard amid the volatility in oil prices. Consequently, our biggest detractors were overweights in three exploration and production companies: Samson Investment Company, Linn Energy, and Chesapeake Energy. We bought these loans because we were generally confident in each firm’s management team, and believed they would

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Floating Rate Income Fund

manage their operations according to their cash-flow-generation abilities, rather than taking on excessive debt. Unfortunately, continued weakness in oil prices has pressured each firm’s capital structure and in the case of Samson, caused the company to default on certain outstanding loans.

Elsewhere, our position in stock photography provider Getty Images also dampened the fund’s relative performance. The company’s earnings declined during the past year amid a tough competitive environment. Getty announced that it is seeking to hire a new CEO who has both media and turnaround experience.

Did you use any derivatives during the period?

Yes, we used currency forward contracts to hedge the foreign exchange risk associated with loans we held that were issued by non-U.S. companies.

What is your outlook for the bank-loan market over the coming months?

Overall, we think the fundamental backdrop for bank loans remains supportive. Second-quarter U.S. gross domestic product was revised upward to a 3.7% annual rate from 2.3%, and trends in employment and housing have been favorable, in our view. The 12-month bank loan default rate was 1.5% at period-end, which is still meaningfully below historical norms, and the majority of defaults that occurred were in commodity-related sectors, such as energy and metals/mining. What’s more, interest-coverage ratios — a measure of companies’ ability to pay interest on their debt — and liquidity levels remain high for most issuers.

All told, against the backdrop of what we think will be an improving U.S. economy, we believe most bank-loan issuers — excluding those in more commodity-sensitive industries — are in reasonably good shape from a credit perspective. Moreover, regulators have begun to focus more intently on the quality of new bank loans, particularly the amount of leverage relative to an issuer’s cash flow within each loan. In our view, these efforts are likely to improve the quality of newly issued loans.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Floating Rate Income Fund	9

IN THE NEWS

Collapsing commodity prices caused turbulence in global markets this summer. One of the leading factors pressuring prices was the economic slowdown in China. China remains the world’s second-largest economy and the largest consumer of most commodities, representing about 40% to 50% of global commodity demand. Much of China’s slowdown has been attributed to government efforts to transform the economy by changing the engine of growth from exports to consumer spending. With less need to build new infrastructure, the demand for commodities such as oil, copper, and steel has fallen. As a result, global prices of such commodities have dropped nearly 20% year to date. Furthermore, the price of crude oil is more than 50% below levels seen in 2014, although supply and demand factors outside China have played a significant role in the price movements for this commodity. Global oil supplies surged as North American companies increased production, and the United States emerged as one of the world’s largest producers. Meanwhile, OPEC has continued to maintain last year’s levels of oil production, but demand growth has moderated.

10	Floating Rate Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	3.56%	3.46%	3.19%	3.19%	2.77%	2.77%	3.44%	3.37%	3.29%	3.78%

10 years	41.57	40.15	36.83	36.83	31.30	31.30	40.16	39.11	37.90	45.06
Annual average	3.54	3.43	3.19	3.19	2.76	2.76	3.43	3.36	3.27	3.79

5 years	25.03	23.78	23.64	23.64	20.29	20.29	24.57	23.63	23.33	26.45
Annual average	4.57	4.36	4.34	4.34	3.76	3.76	4.49	4.33	4.28	4.80

3 years	10.58	9.47	9.79	9.79	8.12	8.12	10.28	9.46	9.75	11.41
Annual average	3.41	3.06	3.16	3.16	2.64	2.64	3.32	3.06	3.15	3.67

1 year	0.39	–0.62	0.07	–0.89	–0.37	–1.33	0.22	–0.53	0.13	0.52

6 months	0.17	–0.83	0.07	–0.91	–0.20	–1.18	0.03	–0.72	0.05	0.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Floating Rate Income Fund	11

Comparative index returns For periods ended 8/31/15

			Lipper Loan
	Barclays U.S. High	S&P/LSTA Leveraged	Participation Funds
	Yield Loan Index*	Loan Index (LLI)†	category average‡

Annual average (life of fund)	—	4.81%	3.47%

10 years	—	59.36	38.95
Annual average	—	4.77	3.32

5 years	27.74%	27.23	23.90
Annual average	5.02	4.93	4.37

3 years	12.25	11.99	10.24
Annual average	3.93	3.85	3.30

1 year	1.07	0.98	0.23

6 months	0.25	0.35	0.08

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† These returns are from 8/31/04 to 8/31/15 because only data from the month-end following the fund’s inception date (8/4/04) is available.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/15, there were 212, 207, 162, 108, 43, and 35 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.186241		$0.177356	$0.153187	$0.183990		$0.175155	$0.197403

Capital gains	—		—	—	—		—	—

Total	$0.186241		$0.177356	$0.153187	$0.183990		$0.175155	$0.197403

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/15	$8.79	$8.88	$8.78	$8.78	$8.79	$8.86	$8.78	$8.80

8/31/15	8.62	8.71	8.61	8.61	8.61	8.68	8.61	8.62

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	4.22%	4.17%	4.02%	3.48%	4.17%	4.14%	3.97%	4.47%

Current 30-day SEC yield [2]	N/A	3.87	3.71	3.16	N/A	3.84	3.66	4.17

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	Floating Rate Income Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	3.47%	3.37%	3.10%	3.10%	2.68%	2.68%	3.36%	3.29%	3.20%	3.70%

10 years	40.21	38.81	35.44	35.44	30.05	30.05	38.86	37.82	36.59	43.88
Annual average	3.44	3.33	3.08	3.08	2.66	2.66	3.34	3.26	3.17	3.70

5 years	22.65	21.43	21.29	21.29	18.00	18.00	22.34	21.43	20.99	24.19
Annual average	4.17	3.96	3.94	3.94	3.37	3.37	4.12	3.96	3.88	4.43

3 years	8.73	7.65	7.96	7.96	6.19	6.19	8.57	7.75	7.79	9.56
Annual average	2.83	2.49	2.58	2.58	2.02	2.02	2.78	2.52	2.53	3.09

1 year	0.50	–0.51	0.18	–0.78	–0.37	–1.33	0.45	–0.31	0.13	0.75

6 months	–0.75	–1.74	–0.96	–1.94	–1.13	–2.10	–0.77	–1.52	–0.99	–0.62

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 2/28/15	0.99%	1.19%	1.74%	1.04%	1.24%	0.74%

Annualized expense ratio for the
six-month period ended 8/31/15	1.00%	1.20%	1.75%	1.05%	1.25%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Floating Rate Income Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2015, to August 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.05	$6.05	$8.81	$5.29	$6.30	$3.78

Ending value (after expenses)	$1,001.70	$1,000.70	$998.00	$1,000.30	$1,000.50	$1,001.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2015, use the following calculation method. To find the value of your investment on March 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.09	$6.11	$8.89	$5.35	$6.36	$3.82

Ending value (after expenses)	$1,020.16	$1,019.16	$1,016.38	$1,019.91	$1,018.90	$1,021.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Floating Rate Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays U.S. High Yield Loan Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of U.S. dollar denominated, syndicated term loans.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

Floating Rate Income Fund	15

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2015, Putnam employees had approximately $492,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Floating Rate Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

Floating Rate Income Fund	17

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

18	Floating Rate Income Fund

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

Floating Rate Income Fund	19

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 205, 162 and 98 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

20 Floating Rate Income Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Floating Rate Income Fund	21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Floating Rate Income Fund

The fund’s portfolio 8/31/15 (Unaudited)

SENIOR LOANS (83.4%)* [c]	Principal amount	Value

Advertising and marketing services (0.5%)
Lions Gate Entertainment Corp. bank term loan FRN 5s, 2022	$4,000,000	$4,010,000

4,010,000
Automotive (1.0%)
FCA US, LLC bank term loan FRN Ser. B, 3 1/4s, 2018	3,160,000	3,142,620

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	4,715,000	4,661,956

7,804,576
Basic materials (5.9%)
A. Schulman, Inc. bank term loan FRN Ser. B, 4s, 2022	997,500	992,513

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)	2,140,915	2,139,576

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)	1,110,818	1,110,123

Atkore International, Inc. bank term loan FRN 4 1/2s, 2021	1,908,000	1,822,140

Axalta Coating Systems US Holdings, Inc. bank term loan FRN
3 3/4s, 2020	3,746,087	3,732,818

AZ Chem US, Inc. bank term loan FRN 7 1/2s, 2022	2,000,000	1,976,666

AZ Chem US, Inc. bank term loan FRN 4 1/2s, 2021	1,805,479	1,798,709

Builders FirstSource, Inc. bank term loan FRN 6s, 2022	4,000,000	3,978,332

Hanson Building Products North America bank term loan FRN
6 1/2s, 2022	3,990,000	3,976,701

HD Supply, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	3,000,000	2,979,000

Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	2,318,168	2,304,041

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	2,101,796	2,099,827

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	898,204	897,362

Orion Engineered Carbons GmbH bank term loan FRN Ser. B, 5s,
2021 (Germany)	2,977,500	2,977,500

Oxbow Carbon & Minerals, LLC bank term loan FRN 8s, 2020	1,000,000	915,000

Quikrete Cos., Inc. (The) bank term loan FRN 7s, 2021	1,768,421	1,768,421

Solenis International LP bank term loan FRN 7 3/4s, 2022	2,000,000	1,920,000

TMS International Corp. bank term loan FRN Ser. B, 4 1/2s, 2020	4,860,800	4,816,241

Univar, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	2,000,000	1,980,938

44,185,908
Biotechnology (1.8%)
AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	3,925,000	3,915,188

Concordia Healthcare Corp. bank term loan FRN Ser. B, 4 3/4s,
2022 (Canada)	950,000	949,209

Pharmaceutical Product Development, LLC bank term loan FRN
4 1/4s, 2022	5,335,000	5,301,656

Quintiles Transnational Corp. bank term loan FRN Ser. B,
3 1/4s, 2022	3,000,000	3,003,750

13,169,803
Broadcasting (3.4%)
iHeartCommunications, Inc. bank term loan FRN Ser. D,
6.94s, 2019	7,105,000	6,240,556

Media General, Inc. bank term loan FRN 4s, 2020	2,761,905	2,753,274

Sinclair Television Group, Inc. bank term loan FRN
Ser. B, 3s, 2020	3,929,784	3,875,749

Floating Rate Income Fund	23

SENIOR LOANS (83.4%)* [c] cont.	Principal amount	Value

Broadcasting cont.
Townsquare Media, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	$2,992,500	$2,988,759

Tribune Media Co. bank term loan FRN Ser. B, 3 3/4s, 2020	4,603,150	4,578,698

Univision Communications, Inc. bank term loan FRN 4s, 2020	4,967,417	4,929,471

25,366,507
Building materials (2.4%)
CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	5,580,565	5,529,408

Jeld-Wen, Inc. bank term loan FRN Ser. B, 5s, 2022	3,745,000	3,741,442

Nortek, Inc. bank term loan FRN Ser. B, 3 1/2s, 2020	4,475,000	4,454,491

Roofing Supply Group, LLC bank term loan FRN Ser. B, 5s, 2019	3,890,000	3,887,569

17,612,910
Capital goods (5.6%)
ADS Waste Holdings, Inc. bank term loan FRN Ser. B,
3 3/4s, 2019	2,870,319	2,845,922

Berry Plastics Group, Inc. bank term loan FRN Ser. E,
3 3/4s, 2021	1,812,222	1,796,617

Gardner Denver, Inc. bank term loan FRN 4 1/4s, 2020	3,507,525	3,341,647

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021	4,523,606	4,323,811

Generac Power Systems, Inc. bank term loan FRN Ser. B,
3 1/4s, 2020	2,640,000	2,583,900

Husky Injection Molding Systems, Ltd. bank term loan FRN
7 1/4s, 2022 (Canada)	1,273,259	1,262,649

Husky Injection Molding Systems, Ltd. bank term loan FRN
4 1/4s, 2021 (Canada)	1,967,186	1,944,235

Milacron, LLC bank term loan FRN Ser. B, 4 1/2s, 2020	1,320,548	1,318,897

Mirror Bidco Corp. bank term loan FRN Ser. B, 4 1/4s,
2019 (Luxembourg)	3,426,383	3,410,680

Novelis, Inc. bank term loan FRN Ser. B, 4s, 2022	4,000,000	3,948,332

Reynolds Group Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2018	2,913,590	2,912,780

Staples, Inc. bank term loan FRN Ser. B, 3 1/2s, 2021	4,000,000	3,981,112

TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020	3,902,537	3,859,332

TransDigm, Inc. bank term loan FRN Ser. E, 3 1/2s, 2022	2,244,645	2,213,782

Trinseo Materials Operating SCA bank term loan FRN Ser. B,
4 1/4s, 2021 (Luxembourg)	2,000,000	1,991,072

41,734,768
Commercial and consumer services (1.8%)
Interactive Data Corp. bank term loan FRN Ser. B, 4 3/4s, 2021	3,760,759	3,755,118

Orbitz Worldwide, Inc. bank term loan FRN 4 1/2s, 2021	2,962,613	2,951,503

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4s, 2019	2,021,244	2,015,771

Travelport Finance Sarl bank term loan FRN Ser. B, 5 3/4s,
2021 (Luxembourg)	4,729,263	4,722,613

13,445,005
Communication services (7.3%)
Altice Financing SA bank term loan FRN Ser. B, 5 1/4s,
2022 (Luxembourg)	2,000,000	2,013,126

Asurion, LLC bank term loan FRN 8 1/2s, 2021	2,460,000	2,413,875

Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	2,796,438	2,774,299

Asurion, LLC bank term loan FRN Ser. B4, 5s, 2022	3,285,000	3,248,044

Atlantic Broadband Penn, LLC bank term loan FRN Ser. B,
3 1/4s, 2019	1,758,882	1,751,407

24 Floating Rate Income Fund

SENIOR LOANS (83.4%)* [c] cont.	Principal amount	Value

Communication services cont.
CCO Safari III, LLC bank term loan FRN Ser. I, 3 1/2s, 2023	$4,000,000	$3,991,252

Charter Communications Operating, LLC bank term loan FRN
Ser. E, 3s, 2020	2,410,310	2,387,927

Crown Castle Operating Co. bank term loan FRN
Ser. B2, 3s, 2021	2,361,859	2,352,674

Intelsat Jackson Holdings SA bank term loan FRN Ser. B2,
3 3/4s, 2019 (Bermuda)	1,839,628	1,801,112

Level 3 Financing, Inc. bank term loan FRN Ser. B, 4s, 2019	1,050,000	1,049,125

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	5,000,000	4,953,125

Level 3 Financing, Inc. bank term loan FRN Ser. B2, 5s, 2022	2,335,000	2,313,109

LTS Buyer, LLC bank term loan FRN 8s, 2021	158,125	157,993

LTS Buyer, LLC bank term loan FRN Ser. B, 4s, 2020	4,410,000	4,382,438

Numericable US, LLC bank term loan FRN Ser. B1, 4 1/2s,
2020 (France)	1,659,101	1,655,990

Numericable US, LLC bank term loan FRN Ser. B2, 4 1/2s,
2020 (France)	1,435,349	1,432,657

SBA Senior Finance II, LLC bank term loan FRN Ser. B,
3 1/4s, 2021	4,950,000	4,893,075

Telesat Canada bank term loan FRN Ser. B, 3 1/2s,
2019 (Canada)	3,665,625	3,647,297

Virgin Media Investment Holdings, Ltd. bank term loan FRN
Ser. F, 3 1/2s, 2023 (United Kingdom)	1,683,303	1,663,765

WideOpenWest Finance, LLC bank term loan FRN Ser. B,
4 1/2s, 2019	4,239,375	4,229,535

Windstream Corp. bank term loan FRN Ser. B5, 3 1/2s, 2019	1,459,031	1,411,613

54,523,438
Consumer (0.1%)
Spectrum Brands, Inc. bank term loan FRN Ser. B, 3 3/4s, 2022	931,034	930,841

930,841
Consumer staples (6.9%)
Blue Ribbon, LLC bank term loan FRN 9 1/4s, 2022	1,000,000	982,500

Blue Ribbon, LLC bank term loan FRN 5 3/4s, 2021	2,924,051	2,920,396

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	4,712,350	4,586,686

Ceridian HCM Holding, Inc. bank term loan FRN Ser. B2,
4 1/2s, 2020	1,630,561	1,574,850

D.E Master Blenders 1753 NV bank term loan FRN Ser. B, 4 1/4s,
2022 (Netherlands)	2,500,000	2,499,225

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,000,000	896,667

Del Monte Foods, Inc. bank term loan FRN 4.263s, 2021	3,033,800	2,916,240

Hertz Corp. (The) bank term loan FRN Ser. B, 3s, 2018	1,955,000	1,934,961

Hostess Brands, LLC bank term loan FRN 8 1/2s, 2023	1,120,000	1,122,100

JBS USA, LLC bank term loan FRN 4s, 2022	2,500,000	2,490,625

JBS USA, LLC bank term loan FRN 3 3/4s, 2020	1,473,750	1,470,987

Landry’s, Inc. bank term loan FRN Ser. B, 4s, 2018	4,278,890	4,286,533

Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	4,311,450	4,284,503

Restaurant Brands International, Inc. bank term loan FRN Ser. B,
3 3/4s, 2021 (Canada)	6,976,986	6,969,716

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2019	2,418,218	2,411,418

Rite Aid Corp. bank term loan FRN 5 3/4s, 2020	1,900,000	1,915,833

Floating Rate Income Fund 25

SENIOR LOANS (83.4%)* [c] cont.	Principal amount	Value

Consumer staples cont.
Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	$2,000,000	$1,999,376

US Foods, Inc. bank term loan FRN 4 1/2s, 2019	1,420,000	1,419,408

World Kitchen, LLC bank term loan FRN 5 1/2s, 2019	4,672,953	4,649,588

51,331,612
Energy (2.4%)
American Energy-Marcellus, LLC bank term loan FRN
5 1/4s, 2020	1,850,000	1,086,875

EP Energy, LLC bank term loan FRN Ser. B3, 3 1/2s, 2018	2,486,333	2,355,801

Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	1,660,000	616,967

Fieldwood Energy, LLC bank term loan FRN 3 7/8s, 2018	3,925,074	3,409,908

Offshore Group Investment, Ltd. bank term loan FRN Ser. B,
5 3/4s, 2019 (Cayman Islands)	816,213	369,336

Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5s,
2017 (Cayman Islands)	2,758,307	1,420,528

Paragon Offshore Finance Co. bank term loan FRN Ser. B,
3 3/4s, 2021 (Cayman Islands)	4,962,500	3,126,375

Samson Investment Co. bank term loan FRN 5s, 2018
(In default) †	4,000,000	523,332

Seventy Seven Energy, Inc. bank term loan FRN 3 3/4s, 2021	3,967,481	3,372,359

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	2,190,706	1,796,379

18,077,860
Entertainment (0.1%)
AMC Entertainment, Inc. bank term loan FRN Ser. B,
3 1/2s, 2020	994,911	992,165

992,165
Financials (4.1%)
Alliant Holdings I, Inc. bank term loan FRN Ser. B, 4 1/2s, 2022	4,000,000	3,984,000

Altisource Solutions Sarl bank term loan FRN Ser. B, 4 1/2s,
2020 (Luxembourg)	4,887,905	4,325,796

Capital Automotive LP bank term loan FRN 6s, 2020	2,500,000	2,512,500

Guggenheim Partners Investment Management Holdings, LLC
bank term loan FRN Ser. B, 4 1/4s, 2020	1,965,000	1,969,299

HUB International, Ltd. bank term loan FRN Ser. B, 4s, 2020	5,400,388	5,341,134

iStar, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	398,148	406,111

Starwood Property Trust, Inc. bank term loan FRN 3 1/2s, 2020	3,659,982	3,634,059

USI, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	3,900,525	3,879,805

Walter Investment Management Corp. bank term loan FRN
Ser. B, 4 3/4s, 2020	4,574,390	4,318,988

30,371,692
Gaming and lottery (8.1%)
Amaya BV bank term loan FRN 5s, 2021 (Netherlands)	2,977,500	2,945,245

American Casino & Entertainment Properties, LLC bank term
loan FRN 5s, 2022	5,000,000	5,009,375

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	7,783,949	7,368,808

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 1/2s, 2017	671,625	619,574

CBAC Borrower, LLC bank term loan FRN Ser. B, 8 1/4s, 2020	2,250,000	2,058,750

CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	3,549,024	3,546,806

Eldorado Resorts, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	5,000,000	5,003,125

26 Floating Rate Income Fund

SENIOR LOANS (83.4%)* [c] cont.	Principal amount	Value

Gaming and lottery cont.
Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B, 5 1/4s, 2019 (Canada)	$3,930,000	$2,979,762

Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	1,979,215	1,982,679

Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	848,235	849,719

Marina District Finance Co., Inc. bank term loan FRN Ser. B,
6 1/2s, 2018	665,395	667,058

Penn National Gaming, Inc. bank term loan FRN Ser. B,
3 1/4s, 2020	3,693,750	3,681,878

Pinnacle Entertainment, Inc. bank term loan FRN Ser. B2,
3 3/4s, 2020	1,791,135	1,787,297

ROC Finance, LLC bank term loan FRN 5s, 2019	6,149,290	5,826,453

Scientific Games International, Inc. bank term loan FRN
Ser. B2, 6s, 2021	6,467,500	6,390,252

Station Casinos, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	4,547,244	4,535,062

Yonkers Racing Corp. bank term loan FRN 8 3/4s, 2020	2,000,000	1,920,000

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	3,571,717	3,446,707

60,618,550
Health-care services (3.1%)
Acadia Healthcare Co., Inc. bank term loan FRN Ser. B,
4 1/4s, 2022	2,487,500	2,497,574

CHS/Community Health Systems, Inc. bank term loan FRN
Ser. H, 4s, 2021	3,467,501	3,472,376

Envision Healthcare Corp. bank term loan FRN Ser. B, 4s, 2018	3,958,740	3,951,317

IASIS Healthcare, LLC bank term loan FRN Ser. B, 4 1/2s, 2018	4,815,776	4,818,786

MPH Acquisition Holdings, LLC bank term loan FRN Ser. B,
3 3/4s, 2021	5,435,091	5,366,304

Surgical Care Affiliates, LLC bank term loan FRN Ser. B,
4 1/4s, 2022	2,992,500	2,990,630

23,096,987
Homebuilding (0.9%)
Realogy Group, LLC bank term loan FRN 4.4s, 2016	159,811	158,213

Realogy Group, LLC bank term loan FRN Ser. B, 3 3/4s, 2020	6,845,738	6,830,766

6,988,979
Leisure (0.6%)
Steinway Musical Instruments, Inc. bank term loan FRN
4 3/4s, 2019	4,836,508	4,836,508

4,836,508
Lodging/Tourism (2.4%)
Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	4,172,850	3,630,380

CityCenter Holdings, LLC bank term loan FRN Ser. B,
4 1/4s, 2020	5,591,978	5,584,988

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B,
3 1/2s, 2020	3,609,436	3,602,084

MGM Resorts International bank term loan FRN Ser. B,
3 1/2s, 2019	4,875,000	4,830,311

17,647,763
Media (0.5%)
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	5,695,594	3,605,311

3,605,311
Medical technology (2.7%)
Alere, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	2,000,000	1,995,556

ConvaTec, Inc. bank term loan FRN Ser. B, 4 1/4s, 2020	4,164,570	4,152,422

Floating Rate Income Fund	27

SENIOR LOANS (83.4%)* [c] cont.	Principal amount	Value

Medical technology cont.
Hill-Rom Holdings, Inc. bank term loan FRN Ser. B, 3 1/2s, 2022	$1,000,000	$999,583

Kinetic Concepts, Inc. bank term loan FRN 4 1/2s, 2018	3,843,438	3,835,890

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	4,435,597	4,363,519

Sterigenics-Nordion Holdings, LLC bank term loan FRN
4 1/4s, 2022	5,000,000	4,975,000

20,321,970
Pharmaceuticals (5.0%)
Akorn, Inc. bank term loan FRN Ser. B, 5 1/2s, 2020	5,955,000	5,942,596

Endo Luxembourg Finance I Co. Sarl bank term loan FRN Ser. B,
3 3/4s, 2022 (Luxembourg)	5,000,000	4,997,655

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.19s, 2021	6,236,050	6,222,412

Horizon Pharma, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	4,000,000	4,002,500

Par Pharmaceutical Cos., Inc. bank term loan FRN
Class B2, 4s, 2019	2,665,657	2,660,105

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B3,
4 1/4s, 2019	2,487,500	2,483,615

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s,
2021 (Netherlands)	7,326,000	7,240,967

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BD, 3 1/2s, 2019	1,918,785	1,913,988

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. C2, 3 3/4s, 2019	1,918,785	1,912,190

37,376,028
Publishing (0.1%)
SuperMedia, Inc. bank term loan FRN 11.6s, 2016	1,595,668	897,563

897,563
Retail (7.7%)
Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	6,500,000	6,478,674

Bass Pro Group, LLC bank term loan FRN Ser. B, 4s, 2020	3,990,000	3,970,050

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 4 1/4s, 2021	6,513,500	6,505,313

DBP Holding Corp. bank term loan FRN Ser. B, 5s, 2019	3,276,338	2,817,651

Dollar Tree Stores, Inc. bank term loan FRN Ser. B, 3 1/2s, 2022	1,161,333	1,160,849

J Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2021	1,941,564	1,531,409

JC Penney Corp., Inc. bank term loan FRN 6s, 2018	4,924,623	4,912,312

JC Penney Corp., Inc. bank term loan FRN 5s, 2019	2,994,750	2,984,589

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	3,626,543	3,549,479

Leslie’s Poolmart, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	2,856,305	2,827,742

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	7,334,767	7,249,963

Petco Animal Supplies, Inc. bank term loan FRN 4s, 2017	2,865,000	2,861,419

PetSmart, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	3,058,575	3,051,623

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	3,160,000	3,096,800

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020	4,488,636	4,391,381

57,389,254
Technology (5.9%)
Avago Technologies, Ltd. bank term loan FRN Ser. B, 3 3/4s,
2020 (Cayman Islands)	3,108,249	3,103,932

Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	2,114,363	1,999,394

28 Floating Rate Income Fund

SENIOR LOANS (83.4%)* [c] cont.	Principal amount	Value

Technology cont.
Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	$2,483,814	$2,121,334

BMC Software, Inc. bank term loan FRN 5s, 2020	4,751,389	4,354,648

CommScope, Inc. bank term loan FRN Ser. B, 3 3/4s, 2022	4,000,000	3,983,332

Dell International, LLC bank term loan FRN Ser. B2, 4s, 2020	4,597,170	4,576,483

First Data Corp. bank term loan FRN 4.2s, 2021	1,541,750	1,538,997

First Data Corp. bank term loan FRN Ser. B, 3.7s, 2018	5,000,000	4,967,970

Freescale Semiconductor, Inc. bank term loan FRN Ser. B4,
4 1/4s, 2020	5,183,846	5,175,749

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B5, 5s, 2021	1,461,407	1,462,820

Infor US, Inc. bank term loan FRN Ser. B5, 3 3/4s, 2020	3,544,462	3,439,163

Informatica Corp. bank term loan FRN Ser. B, 4 1/2s, 2022	3,600,000	3,574,800

SS&C European Holdings Sarl bank term loan FRN Ser. B2, 4s,
2022 (Luxembourg)	260,090	260,275

SS&C Technologies, Inc. bank term loan FRN Ser. B1, 4s, 2022	1,605,381	1,606,527

Syniverse Holdings, Inc. bank term loan FRN 4s, 2019	2,423,804	2,242,018

44,407,442
Tire and rubber (0.5%)
American Tire Distributors, Inc. bank term loan FRN
5 1/4s, 2021	3,740,625	3,743,741

3,743,741
Transportation (0.7%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2022	4,690,000	4,607,925

Livingston International, Inc. bank term loan FRN 9s,
2020 (Canada)	341,087	313,800

4,921,725
Utilities and power (1.9%)
Calpine Construction Finance Co. LP bank term loan FRN
Ser. B, 3s, 2020	2,352,000	2,303,979

Calpine Construction Finance Co. LP bank term loan FRN
Ser. B2, 3 1/4s, 2022	1,772,944	1,733,608

Energy Future Intermediate Holding Co., LLC bank term loan
FRN 4 1/4s, 2016	1,761,417	1,759,950

Energy Transfer Equity LP bank term loan FRN 3 1/4s, 2019	5,570,000	5,361,125

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.674s, 2017	6,830,362	3,082,201

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.674s, 2017	70,101	31,633

		14,272,496

Total senior loans (cost $646,059,271)		$623,681,402

CORPORATE BONDS AND NOTES (12.1%)*	Principal amount	Value

Basic materials (1.6%)
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	$1,500,000	$1,747,500

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	2,000,000	2,235,000

Cemex SAB de CV 144A company guaranty sr. FRN 5.039s,
2018 (Mexico)	1,500,000	1,560,000

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	1,000,000	900,000

Floating Rate Income Fund 29

CORPORATE BONDS AND NOTES (12.1%)* cont.	Principal amount	Value

Basic materials cont.
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	$1,710,000	$1,757,025

PQ Corp. 144A sr. notes 8 3/4s, 2018	1,316,000	1,371,930

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	1,765,000	1,610,563

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	1,120,000	1,002,400

12,184,418
Capital goods (1.1%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	1,250,000	1,293,750

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	930,000	1,036,950

Bombardier, Inc. 144A unsec. notes 5 1/2s, 2018 (Canada)	1,250,000	1,093,750

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	2,000,000	1,995,000

Novelis, Inc. company guaranty sr. unsec. notes 8 3/8s, 2017	640,000	640,800

Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018	1,000,000	1,040,000

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4s, 2020	1,250,000	1,249,813

8,350,063
Communication services (2.2%)
Altice Financing SA 144A company guaranty sr. notes 7 7/8s,
2019 (Luxembourg)	1,600,000	1,676,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	1,148,000	1,254,190

Digicel, Ltd. 144A sr. unsec. notes 7s, 2020 (Jamaica)	1,900,000	1,890,500

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018	1,062,000	1,058,803

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/4s, 2019 (Bermuda)	1,500,000	1,466,250

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
6 3/4s, 2018 (Luxembourg)	1,000,000	920,000

Numericable Group SA 144A sr. notes 4 7/8s, 2019 (France)	2,050,000	2,057,688

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	2,000,000	2,227,500

T-Mobile USA, Inc. company guaranty sr. unsec. bonds
6.542s, 2020	1,500,000	1,563,750

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019	2,000,000	2,070,000

16,184,681
Consumer cyclicals (1.2%)
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	1,000,000	1,032,500

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 3/8s, 2018	2,000,000	2,060,000

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡	1,250,000	1,259,375

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	1,000,000	931,250

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	815,000	842,506

Petco Animal Supplies, Inc. 144A company guaranty sr. unsec.
notes 9 1/4s, 2018	767,000	789,051

30 Floating Rate Income Fund

CORPORATE BONDS AND NOTES (12.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	$712,000	$742,260

Standard Pacific Corp. company guaranty sr. unsec. notes
8 3/8s, 2018	1,000,000	1,130,000

8,786,942
Consumer staples (0.5%)
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	2,198,000	2,077,110

Hertz Corp. (The) company guaranty sr. unsec. notes
4 1/4s, 2018	1,298,000	1,310,980

3,388,090
Energy (0.9%)
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	792,000	530,640

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	1,278,000	769,995

Chesapeake Energy Corp. company guaranty sr. unsec. FRN
3.539s, 2019	3,000,000	2,235,000

FTS International, Inc. 144A company guaranty sr. FRN
7.783s, 2020	1,947,000	1,469,742

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	2,000,000	855,000

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	1,270,000	977,900

6,838,277
Financials (1.9%)
CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	1,250,000	1,298,438

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	1,000,000	1,030,000

iStar, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2018 R	2,000,000	1,955,000

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	3,000,000	3,150,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2018	1,790,000	1,727,350

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. notes 6 3/4s, 2019	2,000,000	2,090,000

Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 4 1/2s, 2019	1,500,000	1,509,375

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	1,500,000	1,216,875

13,977,038
Health care (0.6%)
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	1,268,000	1,369,440

Tenet Healthcare Corp. 144A company guaranty sr. FRN
3.786s, 2020	1,805,000	1,814,928

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
6 3/4s, 2018	1,500,000	1,569,375

4,753,743
Technology (1.2%)
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	2,000,000	1,795,000

First Data Corp. company guaranty sr. unsec. notes
11 1/4s, 2021	1,200,000	1,326,000

Infor US, Inc. 144A sr. notes 5 3/4s, 2020	2,188,000	2,193,470

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	1,600,000	1,600,000

Floating Rate Income Fund	31

CORPORATE BONDS AND NOTES (12.1%)* cont.	Principal amount	Value

Technology cont.
SunGard Data Systems, Inc. company guaranty sr. unsec. notes
7 3/8s, 2018	$1,000,000	$1,028,750

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	1,365,000	1,184,136

9,127,356
Utilities and power (0.9%)
AES Corp./Virginia (The) sr. unsec. FRN 3.283s, 2019	3,000,000	2,970,000

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	2,000,000	2,073,750

NRG Energy, Inc. company guaranty sr. unsec. notes
7 5/8s, 2018	1,500,000	1,582,500

		6,626,250

Total corporate bonds and notes (cost $96,850,678)		$90,216,858

PREFERRED STOCKS (0.1%)*	Shares	Value

HSBC USA, Inc. $0.88 pfd. (United Kingdom)	39,050	$855,976

Total preferred stocks (cost $875,910)		$855,976

COMMON STOCKS (—%)*	Shares	Value

Tribune Co. Class 1C † F	591,290	$147,822

Total common stocks (cost $—)		$147,822

SHORT-TERM INVESTMENTS (4.8%)*	Shares	Value

Putnam Short Term Investment Fund 0.13% L	35,637,783	$35,637,783

Total short-term investments (cost $35,637,783)		$35,637,783

TOTAL INVESTMENTS

Total investments (cost $779,423,642)		$750,539,841

Key to holding’s abbreviations

FRN Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2015 through August 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $747,495,636.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

32 Floating Rate Income Fund

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $3,668 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/15 (aggregate face value $5,383,880) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Canadian Dollar	Buy	10/21/15	$13,528	$13,587	$(59)

Barclays Bank PLC
	Canadian Dollar	Buy	10/21/15	36,101	37,792	(1,691)

Deutsche Bank AG
	Euro	Buy	9/16/15	1,119,009	1,094,576	24,433

HSBC Bank USA, National Association
	Canadian Dollar	Sell	10/21/15	346,034	362,278	16,244

JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/21/15	713,045	746,434	33,389

	Euro	Sell	9/16/15	1,122,376	1,098,521	(23,855)

UBS AG
	Canadian Dollar	Sell	10/21/15	1,894,335	1,982,691	88,356

WestPac Banking Corp.
	Canadian Dollar	Buy	10/21/15	46,589	48,001	(1,412)

Total						$135,405

Floating Rate Income Fund	33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$—	$—	$147,822

Total common stocks	—	—	147,822

Corporate bonds and notes	—	90,216,858	—

Preferred stocks	855,976	—	—

Senior loans	—	623,681,402	—

Short-term investments	35,637,783	—	—

Totals by level	$36,493,759	$713,898,260	$147,822

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$135,405	$—

Totals by level	$—	$135,405	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

34 Floating Rate Income Fund

Statement of assets and liabilities 8/31/15 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $743,785,859)	$714,902,058
Affiliated issuers (identified cost $35,637,783) (Notes 1 and 5)	35,637,783

Cash	29,521

Interest and other receivables	5,680,685

Receivable for shares of the fund sold	1,892,972

Receivable for investments sold	7,091,698

Unrealized appreciation on forward currency contracts (Note 1)	162,422

Prepaid assets	23,739

Total assets	765,420,878

LIABILITIES

Payable for investments purchased	13,959,648

Payable for shares of the fund repurchased	2,069,299

Payable for compensation of Manager (Note 2)	361,086

Payable for custodian fees (Note 2)	10,685

Payable for investor servicing fees (Note 2)	178,924

Payable for Trustee compensation and expenses (Note 2)	105,007

Payable for administrative services (Note 2)	2,696

Payable for distribution fees (Note 2)	229,565

Distributions payable to shareholders	836,723

Unrealized depreciation on forward currency contracts (Note 1)	27,017

Other accrued expenses	144,592

Total liabilities	17,925,242

Net assets	$747,495,636

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$843,601,427

Distributions in excess of net investment income (Note 1)	(1,614,836)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(65,741,177)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(28,749,778)

Total — Representing net assets applicable to capital shares outstanding	$747,495,636

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($312,699,293 divided by 36,293,833 shares)	$8.62

Offering price per class A share (100/99.00 of $8.62)*	$8.71

Net asset value and offering price per class B share ($16,907,506 divided by 1,963,618 shares)**	$8.61

Net asset value and offering price per class C share ($101,357,627 divided by 11,773,453 shares)**	$8.61

Net asset value and redemption price per class M share ($4,615,734 divided by 535,887 shares)	$8.61

Offering price per class M share (100/99.25 of $8.61)*	$8.68

Net asset value, offering price and redemption price per class R share
($691,746 divided by 80,340 shares)	$8.61

Net asset value, offering price and redemption price per class Y share
($311,223,730 divided by 36,089,860 shares)	$8.62

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Statement of operations Six months ended 8/31/15 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $20,786 from investments in affiliated issuers) (Note 5)	$19,113,171

Dividends	17,084

Total investment income	19,130,255

EXPENSES

Compensation of Manager (Note 2)	2,147,271

Investor servicing fees (Note 2)	538,861

Custodian fees (Note 2)	12,566

Trustee compensation and expenses (Note 2)	21,664

Distribution fees (Note 2)	972,978

Administrative services (Note 2)	7,895

Other	178,986

Total expenses	3,880,221

Expense reduction (Note 2)	(693)

Net expenses	3,879,528

Net investment income	15,250,727

Net realized loss on investments (Notes 1 and 3)	(802,430)

Net realized gain on foreign currency transactions (Note 1)	221,485

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(81,393)

Net unrealized depreciation of investments during the period	(13,754,556)

Net loss on investments	(14,416,894)

Net increase in net assets resulting from operations	$833,833

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 8/31/15*	Year ended 2/28/15

Operations:
Net investment income	$15,250,727	$33,718,640

Net realized gain (loss) on investments
and foreign currency transactions	(580,945)	883,505

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(13,835,949)	(23,093,680)

Net increase in net assets resulting from operations	833,833	11,508,465

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,629,696)	(14,454,588)

Class B	(337,681)	(649,643)

Class C	(1,848,944)	(3,668,340)

Class M	(98,486)	(192,874)

Class R	(13,902)	(21,121)

Class Y	(7,334,768)	(14,676,429)

Decrease from capital share transactions (Note 4)	(1,357,587)	(211,789,014)

Total decrease in net assets	(16,787,231)	(233,943,544)

NET ASSETS

Beginning of period	764,282,867	998,226,411

End of period (including distributions in excess
of net investment income of $1,614,836 and $602,086,
respectively)	$747,495,636	$764,282,867

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund	37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
August 31, 2015**	$8.79	.17	(.15)	.02	(.19)	—	(.19)	—	$8.62	.17*	$312,699	.51*	1.99*	30*
February 28, 2015	9.00	.34	(.21)	.13	(.34)	—	(.34)	—	8.79	1.46	310,048.99		3.78	43†
February 28, 2014	8.94	.35	.06	.41	(.35)	—	(.35)	— d	9.00	4.68	443,679	1.02	3.85	64†
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	— d	8.94	7.42	293,610	1.03	4.81	63†
February 29, 2012	8.93	.41	(.17)	.24	(.42)	— [d]	(.42)	— d	8.75	2.91	217,707	1.03	4.73	65†
February 28, 2011	8.63	.43	.31	.74	(.44)	—	(.44)	— d	8.93	8.78	277,909	1.04	4.86	79

Class B
August 31, 2015**	$8.78	.17	(.16)	.01	(.18)	—	(.18)	—	$8.61	.07*	$16,908	.61*	1.89*	30*
February 28, 2015	9.00	.32	(.22)	.10	(.32)	—	(.32)	—	8.78	1.14	16,534	1.19	3.59	43†
February 28, 2014	8.94	.33	.06	.39	(.33)	—	(.33)	— d	9.00	4.47	19,546	1.22	3.65	64†
February 28, 2013	8.75	.41	.21	.62	(.43)	—	(.43)	— d	8.94	7.21	11,837	1.23	4.61	63†
February 29, 2012	8.93	.40	(.17)	.23	(.41)	— [d]	(.41)	— d	8.75	2.76	9,539	1.23	4.56	65†
February 28, 2011	8.62	.40	.32	.72	(.41)	—	(.41)	— d	8.93	8.57	10,495	1.27	4.60	79

Class C
August 31, 2015**	$8.78	.14	(.16)	(.02)	(.15)	—	(.15)	—	$8.61	(.20)*	$101,358	.88*	1.61*	30*
February 28, 2015	9.00	.27	(.22)	.05	(.27)	—	(.27)	—	8.78	.58	108,399	1.74	3.04	43†
February 28, 2014	8.93	.28	.07	.35	(.28)	—	(.28)	— [d]	9.00	4.01	126,350	1.77	3.11	64†
February 28, 2013	8.75	.36	.20	.56	(.38)	—	(.38)	— [d]	8.93	6.51	91,013	1.78	4.06	63†
February 29, 2012	8.93	.35	(.17)	.18	(.36)	— [d]	(.36)	— [d]	8.75	2.15	81,185	1.78	4.01	65†
February 28, 2011	8.62	.36	.32	.68	(.37)	—	(.37)	— [d]	8.93	8.11	85,500	1.79	4.10	79

Class M
August 31, 2015**	$8.79	.17	(.17)	— [d]	(.18)	—	(.18)	—	$8.61	.03*	$4,616	.53*	1.96*	30*
February 28, 2015	9.00	.33	(.21)	.12	(.33)	—	(.33)	—	8.79	1.41	4,707	1.04	3.74	43†
February 28, 2014	8.94	.34	.07	.41	(.35)	—	(.35)	— [d]	9.00	4.63	5,646	1.07	3.82	64†
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	— [d]	8.94	7.37	5,592	1.08	4.78	63†
February 29, 2012	8.93	.41	(.17)	.24	(.42)	— [d]	(.42)	— [d]	8.75	2.88	4,921	1.08	4.68	65†
February 28, 2011	8.63	.42	.31	.73	(.43)	—	(.43)	— [d]	8.93	8.69	7,329	1.10	4.81	79

Class R
August 31, 2015**	$8.78	.16	(.15)	.01	(.18)	—	(.18)	—	$8.61	.05*	$692	.63*	1.86*	30*
February 28, 2015	9.00	.31	(.21)	.10	(.32)	—	(.32)	—	8.78	1.09	658	1.24	3.55	43†
February 28, 2014	8.94	.32	.07	.39	(.33)	—	(.33)	— d	9.00	4.42	635	1.27	3.61	64†
February 28, 2013	8.75	.40	.21	.61	(.42)	—	(.42)	— [d]	8.94	7.16	468	1.28	4.56	63†
February 29, 2012	8.93	.39	(.17)	.22	(.40)	— [d]	(.40)	— [d]	8.75	2.66	509	1.28	4.50	65†
February 28, 2011	8.63	.40	.31	.71	(.41)	—	(.41)	— [d]	8.93	8.50	426	1.29	4.62	79

Class Y
August 31, 2015**	$8.80	.19	(.17)	.02	(.20)	—	(.20)	—	$8.62	.19*	$311,224	.38*	2.12*	30*
February 28, 2015	9.01	.36	(.21)	.15	(.36)	—	(.36)	—	8.80	1.71	323,936.74		4.04	43†
February 28, 2014	8.95	.37	.06	.43	(.37)	—	(.37)	— [d]	9.01	4.94	402,370.77		4.10	64†
February 28, 2013	8.76	.45	.21	.66	(.47)	—	(.47)	— [d]	8.95	7.69	267,654.78		5.06	63†
February 29, 2012	8.94	.44	(.18)	.26	(.44)	— [d]	(.44)	— [d]	8.76	3.19	126,494.78		5.01	65†
February 28, 2011	8.63	.45	.32	.77	(.46)	—	(.46)	— [d]	8.94	9.16	115,760.79		5.09	79

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 Floating Rate Income Fund	Floating Rate Income Fund	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† Reflects revision of portfolio turnover rate. The portfolio turnover rates previously reported were the following:

February 28, 2015	79%

February 28, 2014	127

February 28, 2013	90

February 29, 2012	100

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

40 Floating Rate Income Fund

Notes to financial statements 8/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2015 through August 31, 2015.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations

Floating Rate Income Fund	41

from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

42 Floating Rate Income Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $112,218 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,162 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015 the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% Prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Floating Rate Income Fund 43

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2015, the fund had a capital loss carryover of $63,153,417 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$20,957,967	N/A	$20,957,967	February 28, 2017

42,195,450	N/A	42,195,450	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $1,531,927 of certain losses recognized during the period from November 1, 2014 to February 28, 2015 to its fiscal year ending February 29, 2016.

The aggregate identified cost on a tax basis is $779,898,530, resulting in gross unrealized appreciation and depreciation of $1,137,343 and $30,496,032, respectively, or net unrealized depreciation of $29,358,689.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

44 Floating Rate Income Fund

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$219,671	Class R	489

Class B	11,732	Class Y	229,340

Class C	74,328	Total	$538,861

Class M	3,301

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $693 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $444, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Floating Rate Income Fund 45

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$393,648	Class M	7,098

Class B	37,849	Class R	1,754

Class C	532,629	Total	$972,978

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,320 and $132 from the sale of class A and class M shares, respectively, and received $1,935 and $191 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $96 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$218,726,218	$233,323,779

U.S. government securities (Long-term)	—	—

Total	$218,726,218	$233,323,779

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/15		Year ended 2/28/15

Class A	Shares	Amount	Shares	Amount

Shares sold	7,465,045	$65,574,952	12,309,837	$109,577,005

Shares issued in connection with
reinvestment of distributions	681,400	5,966,851	1,462,923	13,000,622

	8,146,445	71,541,803	13,772,760	122,577,627

Shares repurchased	(7,130,567)	(62,548,189)	(27,779,010)	(246,720,676)

Net increase (decrease)	1,015,878	$8,993,614	(14,006,250)	$(124,143,049)

	Six months ended 8/31/15		Year ended 2/28/15

Class B	Shares	Amount	Shares	Amount

Shares sold	252,218	$2,209,104	249,611	$2,217,812

Shares issued in connection with
reinvestment of distributions	34,623	302,942	65,275	579,416

	286,841	2,512,046	314,886	2,797,228

Shares repurchased	(205,610)	(1,798,764)	(604,759)	(5,367,369)

Net increase (decrease)	81,231	$713,282	(289,873)	$(2,570,141)

46 Floating Rate Income Fund

	Six months ended 8/31/15		Year ended 2/28/15

Class C	Shares	Amount	Shares	Amount

Shares sold	904,821	$7,927,700	2,116,034	$18,863,725

Shares issued in connection with
reinvestment of distributions	185,997	1,627,240	364,955	3,238,359

	1,090,818	9,554,940	2,480,989	22,102,084

Shares repurchased	(1,660,087)	(14,535,502)	(4,183,293)	(37,059,561)

Net decrease	(569,269)	$(4,980,562)	(1,702,304)	$(14,957,477)

	Six months ended 8/31/15		Year ended 2/28/15

Class M	Shares	Amount	Shares	Amount

Shares sold	39,692	$347,996	85,462	$762,989

Shares issued in connection with
reinvestment of distributions	10,753	94,152	20,682	183,667

	50,445	442,148	106,144	946,656

Shares repurchased	(50,325)	(440,646)	(197,727)	(1,760,904)

Net increase (decrease)	120	$1,502	(91,583)	$(814,248)

	Six months ended 8/31/15		Year ended 2/28/15

Class R	Shares	Amount	Shares	Amount

Shares sold	15,978	$140,282	20,575	$181,709

Shares issued in connection with
reinvestment of distributions	1,557	13,620	2,382	21,121

	17,535	153,902	22,957	202,830

Shares repurchased	(12,146)	(105,486)	(18,560)	(166,285)

Net increase	5,389	$48,416	4,397	$36,545

	Six months ended 8/31/15		Year ended 2/28/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,702,521	$50,119,757	18,014,929	$160,305,854

Shares issued in connection with
reinvestment of distributions	346,566	3,037,846	670,595	5,961,499

	6,049,087	53,157,603	18,685,524	166,267,353

Shares repurchased	(6,784,040)	(59,291,442)	(26,519,117)	(235,607,997)

Net decrease	(734,953)	$(6,133,839)	(7,833,593)	$(69,340,644)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$14,658,513	$212,347,291	$191,368,021	$20,786	$35,637,783

Totals	$14,658,513	$212,347,291	$191,368,021	$20,786	$35,637,783

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Floating Rate Income Fund 47

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$5,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$162,422	Payables	$27,017

Total		$162,422		$27,017

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$221,529	$221,529

Total	$221,529	$221,529

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(80,870)	$(80,870)

Total	$(80,870)	$(80,870)

48 Floating Rate Income Fund

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Floating Rate Income Fund 49

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$—	$—	$24,433	$16,244	$33,389	$88,356	$—	$162,422

Total Assets	$—	$—	$24,433	$16,244	$33,389	$88,356	$—	$162,422

Liabilities:

Forward currency contracts#	59	1,691	—	—	23,855	—	1,412	27,017

Total Liabilities	$59	$1,691	$—	$—	$23,855	$—	$1,412	$27,017

Total Financial and Derivative Net Assets	$(59)	$(1,691)	$24,433	$16,244	$9,534	$88,356	$(1,412)	$135,405

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$88,356	$—

Net amount	$(59)	$(1,691)	$24,433	$16,244	$9,534	$—	$(1,412)

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

50 Floating Rate Income Fund	Floating Rate Income Fund	51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Floating Rate Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury	Michael J. Higgins
Boston, MA 02109	Barbara M. Baumann	Vice President, Treasurer,
	Robert J. Darretta	and Clerk
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Janet C. Smith
57–59 St James’s Street	Paul L. Joskow	Vice President,
London, England SW1A 1LD	Kenneth R. Leibler	Principal Accounting Officer,
	Robert E. Patterson	and Assistant Treasurer
Marketing Services	George Putnam, III
Putnam Retail Management	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	James P. Pappas
State Street Bank	President	Vice President
and Trust Company
	Jonathan S. Horwitz	Mark C. Trenchard
Legal Counsel	Executive Vice President,	Vice President and
Ropes & Gray LLP	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA096
296303 10/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 29, 2015